Graph showing Performance of Major Businesses Through
9/30/01

Net income, excluding extraordinary items covering the 12 months ending 9/30/01 - preliminary

Major Business           Earnings in Millions

CL&P                          $122M
PSNH/NAEC                     $ 90M
Yankee Gas                    $ 20M
WMECO                         $ 19M
Unregulated Business          $ (2M)